UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): September 10, 2001
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                            BEACON POWER CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


                 000-31973                      04-3372365
          -------------------------------------------------------------
          (Commission file number) (IRS Employer Identification Number)


               234 Ballardville Street, Wilmington, MA 01887-1032
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 978-694-9121
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Item 5.  Other Events.
         ------------

         Pursuant to Form 8-K, General Instructions F, Beacon Power Corporation hereby incorporates by reference the press release attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

           Exhibit                        Exhibit Title
           -------                        -------------
           Exhibit 99                     Press Release dated September 10, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, Beacon Power Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BEACON POWER CORPORATION
                                   Registrant



                                   By:   /s/ William E. Stanton
                                        ---------------------------------------
                                         William E. Stanton
                                         President and Chief Executive Officer

Dated:  September 10, 2001